                                                                    EXHIBIT 10.1

              FOURTH AMENDMENT TO FORBEARANCE, AMENDMENT AGREEMENT,
                   AND ACKNOWLEDGMENT OF COMMITMENT REDUCTION


      THIS FOURTH AMENDMENT TO FORBEARANCE, AMENDMENT AGREEMENT, AND ACKNOWLEDGMENT OF COMMITMENT REDUCTION (the "Fourth Amendment"), dated as of October 19, 2001, is between INDUSTRIAL HOLDINGS, INC., a Texas corporation (the "Borrower"), a group of affiliated business entities of the Borrower as set forth on the execution page of this Fourth Amendment (collectively the "Guarantors"), and COMERICA BANK-TEXAS (the "Agent"), NATIONAL BANK OF CANADA, a Canadian chartered bank, HIBERNIA NATIONAL BANK, a national banking association and COMERICA BANK-TEXAS, a Texas banking association (collectively the "Lenders") and it amends that certain Forbearance and Amendment Agreement more fully described below.

                                    RECITALS:

      A. Borrower, Guarantors, Lenders, and the Agent have entered into that certain Forbearance and Amendment Agreement (the "Agreement") dated as of August 31, 2001.

      B. Borrower, Guarantors, Lenders, and the Agent have previously entered into that certain First Amendment dated as of September 30, 2001, that certain Second Amendment dated as of October 5, 2001 and that certain Third Amendment dated as of October 10, 2001, all relating to the Agreement.

      C. Borrower, Guarantors, Lenders and Agent now desire to again amend the Agreement as herein set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

      1.1 Definitions. Capitalized terms used in this Fourth Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement. The following definition is revised by deleting that currently appears in the definition section and replacing it with what follows:

            "ACCEPTABLE DEFINITIVE DISPOSITION AGREEMENT" shall mean an agreement calling for the disposition of the stock and/or the assets of Landreth Metal Forming, Inc. ("Landreth"), GHX, Inc. ("GHX") and/or Beaird Industries, Inc. ("Beaird") which contain (i) no due diligence or any other contingencies which, in the discretion of the Lenders, constitute unusual pre-conditions to closing and funding;
            (ii) are with bona fide third party purchasers who are financially capable of completing their obligations under the Definitive Disposition Agreements, in the case of Landreth, by not later than the date the Borrower consummates the merger called for in the Merger Agreement and, in the case of Beaird and GHX contemporaneous with the date the Borrower consummates the merger called for in the Merger Agreement; and (iii) the terms of which, including but not limited to the amount of net proceeds to be received by each of the Lenders, are approved by each of the Lenders.

            "FORBEARANCE PERIOD" shall mean the period commencing on the Effective Date and continuing until 5:00 p.m., Houston, Texas time on November 15, 2001 unless extended beyond that date (but in no event beyond December 31, 2001) pursuant to the provisions of
            Section 2 hereof, but subject to earlier termination pursuant to the terms and provisions of this Agreement.

            "TERMINATION EVENT" shall mean the occurrence of any of the following: (i) any representation or warranty made or deemed made by Borrower in this Agreement shall be false, misleading or erroneous in any material respect when made or deemed to have been made, (ii) Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement, (iii) any default or event of default, other than the Specified Defaults, shall occur under this Agreement or the Loan Papers, (iv) the Borrower shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing, (v) an involuntary proceeding shall be commenced against the Borrower seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, (vi) should any substantial creditor of the Borrower, other than EnSerCo, commence or threaten, in writing, to commence any legal proceeding to collect indebtedness owing to them by the Borrower, (vii) the conclusion of the Forbearance Period, (viii) any of the buyers who enter into Definitive Disposition Agreements indicate an unwillingness or an inability to consummate their obligations thereunder, (ix) should Lenders believe that the timely consummation of the transaction contemplated by the Merger Agreement is in doubt, (x) should EnSerCo fail to consent to any amendment to the Merger Agreement or (xi) the Termination Date.

                                   ARTICLE II

                                   Amendments

      2.1 Amendment to Section 2. Section 2 "Forbearance by Lenders" is hereby revised by deleting what currently appears at Section 2 and replacing it with the following:

            FORBEARANCE BY LENDERS. Subject to the terms of this Agreement and so long as no Termination Event shall have occurred, Lenders hereby agree to forbear until 5:00 p.m., Houston, Texas time on November 15, 2001, from exercising their rights and remedies arising as a result of the occurrence of the Specified Defaults. Notwithstanding the foregoing, the forbearance granted by Lenders pursuant hereto shall not constitute and shall not be deemed to constitute a waiver of any of the Specified Defaults or of any other default under the Loan Papers.

            NOTWITHSTANDING THE FOREGOING, the Forbearance Period is subject to being extended through December 31, 2001 if the following condition is met, and each of the Lenders acknowledges to the Borrower in writing that the precondition has been met:

                  If Definitive Disposition Agreements, meeting not only the conditions in the definitions set forth herein, but also which contain no financing contingencies are entered into by 5:00 p.m. on November 15, 2001.

            Notwithstanding the foregoing, the forbearance granted by Lenders pursuant hereto shall not constitute and shall not be deemed to constitute a waiver of any of the Specified Defaults or of any other default under the Loan Papers.

      2.2 Acknowledgment of Reduction in Commitment. The Borrower and the Lenders join herein for purposes of acknowledging that, as of November 5, 2001, each Lender's Commitment is reduced to the amount set forth below:

                  Comerica Bank-Texas           $17,454,545.45
                  Hibernia National Bank        $ 5,818,181.82
                  National Bank of Canada       $ 8,727,272.73

      2.3 Additional Reporting Requirement. The Borrower hereby agrees to provide the Lenders with, from and after the date hereof, the following additional financial reporting:

            Presently the Borrower is committed to provide the Agent weekly cash flow projections. The Borrower acknowledges its obligation to continue to provide such weekly cash flow projection. The Borrower agrees, in the week following the week in which the cash flow projections apply, to produce a reconciliation of actual cash flow to the prior week's budget with an explanation, in such detail as the Agent shall reasonably require, of the variance between the budget and the actual cash flow.

      2.4 Proceeds of Landreth Transaction. In addition to the Lenders being satisfied with the amount they receive in return for agreeing to release any lien they have in and to the stock and/or assets of Landreth to be conveyed pursuant to any Definitive Disposition Agreement, the Borrower hereby acknowledges that the resulting payment to the Lenders shall be a permanent reduction in each of the Lenders' Commitment.

                                   ARTICLE III

                              Conditions Precedent

      3.1 Conditions. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Fourth Amendment, in form and substance satisfactory to Agent:

                  (1) Resolutions. Resolutions of the Board of Directors of
            Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder;

                  (2) Incumbency Certificate. A certificate of incumbency
            certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of Borrower and each Guarantor authorized to sign this Amendment and each of the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                  (3) Bylaws. The bylaws of Borrower and each Guarantor
            certified by the Secretary or an Assistant Secretary of Borrower or Guarantor;

                  (4) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of Borrower and each Guarantor, each dated within ten (10) days prior to the date of this Fourth Amendment; and

                  (5) Additional Information. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel, Winstead Sechrest & Minick P.C., may request.

            (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

            (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.; and

            (d) The Borrower shall have reimbursed the Agent for fees and expenses paid or the fees and expenses of the Agent incurred, in connection with this Fourth Amendment to the Agreement including, but not limited to, the fees and expenses of the Agent's counsel.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

      4.1 Ratifications. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Agent agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

      4.2 Representations and Warranties. Borrower hereby represents and warrants to Agent that (i) the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default, other than those described in the Agreement have occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) other than as described in the Agreement, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  Miscellaneous

      5.1 Survival of Representations and Warranties. All representations and warranties made in this Fourth Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this

Amendment and the other Loan Documents, and no investigation by any Lender or any closing shall affect the representations and warranties or the right of Lenders to rely upon them.

      5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

      5.3 Expenses of Agent. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Fourth Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Agent's legal counsel.

      5.4 Severability. Any provision of this Fourth Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Fourth Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      5.5 Applicable Law. This Fourth Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

      5.6 Successors and Assigns. This Fourth Amendment is binding upon and shall inure to the benefit of the Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

      5.7 Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      5.8 Effect of Waiver. No consent or waiver, express or implied, by the Lenders to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      5.9 Headings. The headings, captions, and arrangements used in this Fourth Amendment are for convenience only and shall not affect the interpretation of this Fourth Amendment.

      5.10 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Fourth Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

      5.11 RELEASE AND COVENANT NOT TO SUE. THE BORROWER (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND GUARANTORS (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE LENDERS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE AGREEMENT OR THE NOTES OR VARIOUS SECURITY DOCUMENTS, GUARANTIES AND ANY AND ALL DOCUMENTS RELATED THERETO (THE "LOAN PAPERS") OR THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES

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
ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS NOW EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN PAPERS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

      ACCEPTANCE OF EACH ADVANCE MADE AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY THE RELEASING PARTIES OF THE FOREGOING GENERAL RELEASE OF RELEASED CLAIMS THAT ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH ADVANCE.

      5.12 ENTIRE AGREEMENT. THIS FOURTH AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FOURTH AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      5.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

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Executed as of October 19, 2001.

                                    BORROWER:

                                    INDUSTRIAL HOLDINGS, INC.,
                                    a Texas corporation


                                    By: /s/ ROBERT CONE
                                       ---------------------------------------
                                    Name:   Robert Cone
                                    Title:  Chief Executive Officer


                                    Address for Notices:

                                    Industrial Holdings, Inc.
                                    7135 Ardmore
                                    Houston, Texas 77054
                                    Fax No.: 713-749-9642
                                    Telephone No.: 713-747-1025
                                    Attention: Mr. Robert E. Cone


                                     AGENT:

                                    COMERICA BANK-TEXAS,
                                    a Texas banking association


                                    By: /s/ ROBIN M. KAIN
                                       ---------------------------------------
                                          Robin M. Kain
                                          Vice President

                                    Address for Notices:

                                    Comerica Bank - Texas
                                    P.O. Box 650282
                                    Dallas, Texas 75265-0282
                                    Fax No.:  (214) 589-4724
                                    Telephone No.:  (214) 589-4718
                                    Attention:  Mr. Joseph Sullivan
                                                MC 6510

                                    With a copy to:

                                    Comerica Bank - Texas
                                    P.O. Box 650282
                                    Dallas, Texas  75265-0282
                                    Fax No.: (214) 589-4724
                                    Telephone No.: (214) 589-4708
                                    Attention:  Robin M. Kain
                                                MC 6510

                                          LENDERS:

                                    COMERICA BANK-TEXAS
                                    a Texas banking association

                                    By: /s/ ROBIN M. KAIN
                                       ---------------------------------------
                                          Robin M. Kain
                                          Vice President

                                    Address for Notices:

                                    Comerica Bank - Texas
                                    P.O. Box 650282
                                    Dallas, Texas 75265-0282
                                    Fax No.: (214) 589-4724
                                    Telephone No.: (214) 589-4718
                                    Attention:  Mr. Joseph Sullivan
                                                MC 6510

                                    With a copy to:

                                    Comerica Bank - Texas
                                    P.O. Box 650282
                                    Dallas, Texas  75265-0282
                                    Fax No.: (214) 589-4724
                                    Telephone No.: (214) 589-4708
                                    Attention:  Robin M. Kain
                                                 MC 6510

                                    HIBERNIA NATIONAL BANK
                                    a national banking association


                                    By: /s/ DOUGLAS STALEY
                                       ---------------------------------------
                                          Douglas Staley
                                          Senior Vice President



                                    Address for Notices:

                                    Hibernia National Bank
                                    225 Barone Street, 10th Fl.
                                    New Orleans, Louisiana 70112
                                    Fax No.: (504) 533-5099
                                    Telephone No.: (504) 533-2045
                                    Attention: Ms. Tammy Angelety



                                    NATIONAL BANK OF CANADA,
                                    a Canadian charter bank


                                    By: /s/ PAT CLONINGER
                                       ---------------------------------------
                                    Name:  Pat Cloninger
                                    Title: Vice President


                                    By: /s/ MICHAEL BLOOMENFELD
                                       ---------------------------------------
                                    Name:  Michael Bloomenfeld
                                    Title: Executive Vice President

                                    Address for Notices:

                                    National Bank of Canada
                                    5200 Town Center Circle, Suite 302
                                    Boca Raton, Florida 33486
                                    Fax No.: (561) 367-1020
                                    Telephone No.: (561) 367-1700
                                    Attention: Ms. Patricia Cloninger

                                    With a copy to:

                                    National Bank of Canada

                                    -------------------------------------

                                    -------------------------------------
                                    Fax No.:
                                            -----------------------------
                                    Telephone No.:
                                                  -----------------------
                                    Attention:
                                              ---------------------------

      Guarantors hereby consent and agree to this Fourth Amendment and agree that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with its terms.

                           GUARANTORS:

                           The Rex Group, Inc., a Texas corporation
                           First Texas Credit Corporation, a Texas corporation Landreth Metal Forming, Inc., a Texas corporation
                           Pipeline Valve Specialty, Inc., a Texas corporation
                               (f/k/a Industrial Municipal Supply Company)
                           Bolt Manufacturing Co., Inc., a Texas corporation,
                               d/b/a Walker Bolt Manufacturing Co., Inc.
                           LSS-Lone Star-Houston, Inc., a Texas corporation
                           Manifold Valve Services, Inc., a Delaware
                               corporation, d/b/a Rogers Equipment & Supply
                               Company
                           GHX, Incorporated, a Texas corporation
                           Regal Machine Tool, Inc., a Texas corporation, f/k/a
                               Rex Machine Tool, Inc.
                           WHIR Acquisition, Inc., a Texas corporation, d/b/a Ameritech Fastener Manufacturing
                           Moores Pump and Services, Inc., a Louisiana
                               corporation
                           GHX, Incorporated of Louisiana, a Louisiana
                               corporation
                           Beaird Industries, Inc., a Delaware corporation United Wellhead Services, Inc., a Texas corporation


                           By:
                              ---------------------------------------------
                           Name:
                                -------------------------------------------
                           Title:
                                 ------------------------------------------